Exhibit 10(k)(iii)

AMENDMENT NO. 8 TO SCHEDULE A TO EXHIBIT (10)(k)

Amendment No. 8

To

Schedule A to Exhibit (10)(k)

January 29, 2008

The following table sets forth the name of each current officer of Potlatch Corporation who has executed the Indemnification Agreement filed as Exhibit (10)(k):

Name of Officer	Position	Date Agreement Executed
Michael Covey	President and Chief Executive Officer	February 6, 2006
Mark Benson	Vice President	May 31, 2006
Terry L. Carter	Controller and Assistant Secretary	January 1, 2006
Jane Crane	Vice President	January 15, 2007
Eric Cremers	Vice President and Chief Financial Officer	July 16, 2007
William DeReu	Vice President	May 15, 2006
Robert P. DeVleming	Vice President	October 1, 2004
Michael S. Gadd	Corporate Secretary	July 19, 2007
Richard K. Kelly	Vice President	July 15, 1999
Pamela Mull	Vice President & General Counsel	March 1, 2006
Harry D. Seamans	Vice President	January 1, 2003
Douglas D. Spedden	Treasurer	January 9, 2006
Brent Stinnett	Vice President	August 1, 2006